Exhibit 99.1

CMS Energy Announces First Quarter Earnings Results of
$0.85 Per Share Reported and $0.86 Per Share Adjusted

JACKSON, Mich., April 27, 2020 – CMS Energy announced today reported net income of $243 million or $0.85 per share, for the first quarter of 2020, compared to $213 million or $0.75 per share for the same quarter in 2019. The company’s adjusted earnings per share for the first quarter of 2020 were $245 million or $0.86 per share. The primary drivers of CMS Energy’s quarterly financial performance were timely recovery of customer investments and cost management, partially offset by mild winter weather.

“Consumers Energy is focused on the safety and health of our co-workers, customers, and the communities we serve during these unprecedented times,” said Patti Poppe, President and CEO of CMS Energy and Consumers Energy. “We are especially mindful of our duty to deliver essential services to those on the front line of the pandemic and we are working hard to deliver safe and reliable energy to Michigan’s homes and hospitals.”

As the ultimate impacts of the pandemic on Michigan’s economy and our business remain uncertain, at this time CMS Energy is not changing guidance for 2020 adjusted earnings of $2.64 - $2.68* per share, as announced on January 30th (*See below for important information about non-GAAP measures). CMS Energy will discuss the financial risks and sensitivities related to COVID-19 in more detail during its earnings webcast on April 27.

CMS Energy (NYSE: CMS) is a Michigan-based company that has an electric and natural gas utility, Consumers Energy, as its primary business. It also owns and operates independent power generation businesses.

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CMS Energy will hold a webcast to discuss its 2020 first quarter results and provide a business and financial outlook on April 27 at 9:00 a.m. (EDT). To participate in the webcast, go to CMS Energy’s homepage (cmsenergy.com) and select “Investor Meeting.”

Important information for investors about non-GAAP measures and other disclosures.

*This news release contains non-Generally Accepted Accounting Principles (non-GAAP) measures, such as adjusted earnings. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in the attached summary financial statements. Management views adjusted earnings as a key measure of the company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The company’s adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. All references to net income refer to net income available to common stockholders and references to earnings per share are on a diluted basis.

This news release contains "forward-looking statements." The forward-looking statements are subject to risks and uncertainties that could cause CMS Energy’s and Consumers Energy’s results to differ materially. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

For more information on CMS Energy, please visit our website at cmsenergy.com.
To sign up for email alert notifications, please visit the Investor Relations section of our website.

Media Contacts: Katie Carey, 517/740-1739

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

CMS ENERGY CORPORATION
Consolidated Statements of Income
(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended
	3/31/20	3/31/19
Operating revenue	$1,864	$2,059

Operating expenses	1,496	1,700

Operating Income	368	359

Other income	39	23

Interest charges	137	121

Income Before Income Taxes	270	261

Income tax expense	27	48

Net Income Available to Common Stockholders	$243	$213

Basic Earnings Per Average Common Share	$0.86	$0.75
Diluted Earnings Per Average Common Share	0.85	0.75

CMS ENERGY CORPORATION
Summarized Consolidated Balance Sheets
(Unaudited)

	In Millions
	As of
	3/31/20	12/31/19
Assets
Current assets
Cash and cash equivalents	$834	$140
Restricted cash and cash equivalents	27	17
Other current assets	1,956	2,174
Total current assets	2,817	2,331
Non-current assets
Plant, property, and equipment	19,144	18,926
Other non-current assets	5,486	5,580
Total Assets	$27,447	$26,837

Liabilities and Equity
Current liabilities (1)	$1,219	$1,484
Non-current liabilities (1)	6,669	7,051
Capitalization
Debt, finance leases, and other financing (excluding securitization debt) (2)
Debt, finance leases, and other financing (excluding non-recourse and securitization debt)	11,617	10,518
Non-recourse debt	2,469	2,478
Total debt, finance leases, and other financing (excluding securitization debt)	14,086	12,996
Noncontrolling interests	37	37
Common stockholders' equity	5,185	5,018
Total capitalization (excluding securitization debt)	19,308	18,051
Securitization debt (2)	251	251
Total Liabilities and Equity	$27,447	$26,837

(1)	Excludes debt, finance leases, and other financing.

(2)	Includes current and non-current portions.

CMS ENERGY CORPORATION

Summarized Consolidated Statements of Cash Flows

(Unaudited)

	In Millions
	Three Months Ended
	3/31/20	3/31/19
Beginning of Period Cash and Cash Equivalents, Including Restricted Amounts	$157	$175

Net cash provided by operating activities (3)	201	617
Net cash used in investing activities	(559)	(675)
Cash flows from operating and investing activities	(358)	(58)
Net cash provided by financing activities	1,062	150

Total Cash Flows	$704	$92

End of Period Cash and Cash Equivalents, Including Restricted Amounts	$861	$267

(3)	Includes the impact of a $531 million pension contribution in 2020.

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income
(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended
	3/31/20	3/31/19
Net Income Available to Common Stockholders	243	213
Reconciling items:
Other exclusions from adjusted earnings	3	(*	)
Tax impact	(* )	*
Tax reform	(9)	-
Voluntary separation program	11	-
Tax impact	(3)	-

Adjusted net income – non-GAAP	245	213

Average Common Shares Outstanding
Basic	283.3	282.8
Diluted	285.2	283.6

Basic Earnings Per Average Common Share
Reported net income per share	0.86	0.75
Reconciling items:
Other exclusions from adjusted earnings	0.01	(*	)
Tax impact	(* )	*
Tax reform	(0.03)	-
Voluntary separation program	0.04	-
Tax impact	(0.01)	-

Adjusted net income per share – non-GAAP	0.87	0.75

Diluted Earnings Per Average Common Share
Reported net income per share	0.85	0.75
Reconciling items:
Other exclusions from adjusted earnings	0.01	(*	)
Tax impact	(* )	*
Tax reform	(0.03)	-
Voluntary separation program	0.04	-
Tax impact	(0.01)	-

Adjusted net income per share – non-GAAP	0.86	0.75

*	Less than $0.5 million or $0.01 per share.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements. Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.